CERTIFICATION PURSUANT TO
         18 U.S.C. SECTION 1350
          AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of telcoBlue, Inc. (the "Company") on Form 10-QSB for the period ending December 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Turek, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/James Turek
-----------------------------
James Turek
Chief Executive Officer
February 23, 2004


        CERTIFICATION PURSUANT TO
         18 U.S.C. SECTION 1350
          AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of telcoBlue, Inc. (the "Company") on Form 10-QSB for the period ending December 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward J. Garstka, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Edward J. Garstka
-----------------------------
Edward J. Garstka
Chief Financial Officer
February 23, 2004